LIBERTY FOCUS FUND CLASS A

                              STEIN ROE FOCUS FUND



                                SEMIANNUAL REPORT
                                 MARCH 31, 2002

CONTENTS
--------------------------------------------------------------------------------


President's Message.......................................................    1
   Keith Banks' thoughts on the market and investing

Portfolio Manager's Report................................................    2
   An interview with the fund's portfolio manager -- David P. Brady

Performance Information...................................................    4

Investment Portfolio......................................................    6
   A complete list of investments with market values

Financial Statements......................................................    8
   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.............................................   11

Financial Highlights......................................................   14
   Selected per share data and ratios to average net assets





                Must be preceded or accompanied by a prospectus.

PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------


Dear Shareholder:

We are happy to report that prospects for the economy and the stock market brightened significantly over the six-month reporting period that ended on March 31, 2002. Although economists determined during that time that a recession had been underway since the first quarter of 2001, signs emerged during the six-month period that the downturn was nearing an end.

         Corporate earnings were bolstered over the period by exceptional strength in consumer spending, which helped the US gross domestic product increase at an annual rate of 1.7% in the fourth quarter of 2001. This was the strongest gain in a year and a sharp improvement over the 1.3% decline for the third quarter.

         The outlook was further strengthened by cuts in the closely watched federal funds rate that totaled 1.25 percentage points during the fourth quarter of 2001 and 4.75 percentage points for 2001 as a whole. Lower taxes, a tax rebate, and falling energy prices also improved the prospect for earnings.

         In this environment, prices for large-cap stocks, as represented by the Standard & Poor's 500 Index, posted a total return of 10.99% for the six months ended March 31, 2002. Stocks of small- and mid-sized firms--as represented in the Standard & Poor's SmallCap 600 Index and the Standard & Poor's MidCap 400 Index, respectively--earned total returns of 29.11% and 25.90% over the same time.

         By the end of the reporting period, the Standard & Poor's 500 Index had earned a total return of 6% since September 10--the day before the terrorist attacks. The sharp rebound in stock prices underscored the short-term nature of this market downturn and the importance of sticking with a long-term investment strategy. Investors who sat on the sidelines during the last six months missed out on the market's recovery.

         During the reporting period, portfolio manager Dave Brady continued to emphasize stocks of what he believed to be high-quality companies with above-average earnings potential. In the commentary that follows, he explains how he adjusted the fund's holdings to make the most of the improving economic outlook. Should you have questions about this report or any of the Liberty funds, please contact your financial advisor--or a shareholder services representative at 800-345-6611. You can also visit us online at libertyfunds.com.



Sincerely,


/s/ Keith T. Banks

Keith T. Banks
President
Liberty Funds



Economic and market conditions frequently change. There can be no assurance that the trends described in this report will continue or commence.


                                                      ----------------------
                                                         NOT FDIC INSURED
                                                          MAY LOSE VALUE
                                                        NO BANK GUARANTEE
                                                      ----------------------

PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

COMMENTARY FROM DAVID P. BRADY
PORTFOLIO MANAGER OF LIBERTY FOCUS FUND

As economic and market conditions improved over the past six months, Liberty Focus Fund Class A, a class of Stein Roe Focus Fund, benefited from our emphasis on what we believed to be high-quality investments that we felt could outperform in an economic recovery. However, the fund's emphasis on a limited number of holdings makes it more vulnerable to price volatility than portfolios with greater diversification. During times of market strength, this focused approach has the potential to provide attractive returns. But, as was the case in the six-month reporting period, the poor performance by several individual holdings can have the opposite effect on fund returns. For the six months ended March 31, 2002, Liberty Focus Fund Class A had a total return of 7.57%, without a sales charge, versus a return of 10.99% for the Standard & Poor's 500 Index.

HELP FROM HEALTH CARE AND TECHNOLOGY STOCKS

We had positioned the fund for a recovery before the reporting period began. As signs of a recovery mounted during the period, the fund gained from an overweighted position in the strongly performing health care sector. Individual health care holdings, such as Wyeth (formerly American Home Products) and Baxter International outpaced the sector as a whole.(1) Strong absolute and relative returns from technology stocks like Network Appliance, Rational Software, and Microsoft also helped the fund's performance--along with a superior return from the entertainment firm Viacom.

         These positives helped offset disappointing returns in the utilities sector, which resulted largely from the bankruptcy of Enron Corporation. Although we eliminated our holding in Enron early in the reporting period, the poor performance of the stock while it was in the portfolio hurt fund returns for the six months as a whole. In addition, investor concerns about how the Enron collapse would affect other utility shares hurt the performance of the fund's holding in Calpine Corp. Confident that Calpine will perform well over time, we have kept shares of this electric utility in the portfolio.

ADDITIONS TIED TO ECONOMIC REBOUND

We continued to add stocks that we believed would benefit from a recovery. Two examples are Southwest Airlines and GlobalSantaFe.

--------------------------------------------------------------------------------
[text inset]:

                                    FUND DATA
   INVESTMENT OBJECTIVE AND STRATEGY:
   Stein Roe Focus Fund seeks long-term growth by investing primarily in a limited number of large-capitalization companies that the manager believes have above-average growth potential.

   FUND INCEPTION:
   June 26, 1998

   NET ASSETS:
   $39.6 million
--------------------------------------------------------------------------------

Beaten down by a decline in air travel following the terrorist attacks of September 11, shares of Southwest Airlines should enjoy added benefit as the economy rebounds and air travel increases. With its low fares and broad range of short, non-stop flights, we expect the company to continue drawing market share from other airlines. We are also impressed by the quality of Southwest's management and the large amount of cash the company can tap for future growth.

         We were attracted to GlobalSantaFe, an oil field services firm, because we believe that the demand for drilling rigs should increase as global economic growth improves. The company is the result of a merger between Santa Fe International, which had a strong history of sales and earnings growth, and Global Marine. We also feel that GlobalSantaFe has solid management and a good mix of assets--in both its domestic and international operations.

         In addition to Baxter International, other purchases during the period included Fiserv, which provides information-management technology for financial firms, and Maxim Integrated Products, a semiconductor firm. We also replaced the fund's positions in Apple Computer and EMC Corp. with shares of Dell Computer--a company that we believe has greater long-term growth potential. Besides the sale of Enron and Duke Energy, an electric utility, we sold financial shares such as MBNA Corp. We believe the economic recovery suggests that interest rates may soon start to rise, which typically curbs the earnings of financial firms.

NEW OPPORTUNITIES AS RECOVERY PROGRESSES

At the end of the reporting period, the fund was underweighted in financial shares versus the S&P 500 Index and overweighted in shares of consumer discretionary, information technology, and health care firms. In months to come, we expect to continue emphasizing stocks that we believe can make the most of a recovery. We plan to give added attention to sectors whose earnings are most likely to benefit from the middle stages of a rebound, such as consumer cyclicals and industrials. As always, we will seek high-quality companies whose share prices are attractive versus their long-term growth potential.


/s/ David P. Brady

David P. Brady





MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Share price and investment returns will vary, so you may have a gain or loss when you sell your shares. Portfolio holdings are as of March 31, 2002 and are subject to change. The S&P 500 Index is an unmanaged group of stocks not associated with any Liberty fund. It is not available for direct investment.

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. As a non-diversified mutual fund, the fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer. This may concentrate issuer risk and, therefore, the fund may have an increased risk of loss compared to a similar diversified mutual fund.

(1) Liberty Focus Fund holdings named in this report comprise the following percentages of fund net assets as of March 31, 2002: Wyeth (6.6%), Baxter International (4.5%), Network Appliance (2.8%), Rational Software (3.6%), Microsoft (6.1%), Viacom (5.5%), Calpine Corp. (1.9%), Southwest Airlines (2.2%), GlobalSantaFe (3.7%), Fiserv (4.1%), Maxim Integrated Products (2.1%) and Dell Computer (2.6%). Since the fund is actively managed there can be no guarantee that the fund will continue to maintain the same portfolio holdings in the future.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


                                                  AVERAGE ANNUAL TOTAL RETURN (%)
                                                   Period ended March 31, 2002


                                                                 6-month
                                                              (cumulative)                 1-Year                     Life
                                                            -----------------         -----------------         -----------------
                                                          without       with         without       with        without       with
                                                           sales        sales         sales        sales        sales        sales
                                                          charge       charge        charge       charge       charge       charge
----------------------------------------------------------------------------------------------------------------------------------
LIBERTY FOCUS FUND CLASS A*                                7.57          1.38       -18.18       -22.86        -0.51        -2.07
S&P500 Index+                                             10.99           n/a         0.24          n/a         1.62          n/a

*  The fund commenced operations on 6/26/98.
+  Index performance is from 6/30/98.
Liberty Focus Fund Class A shares (newer class shares) performance includes returns of the fund's class S shares for periods prior to the July 31, 2000 inception of the newer class shares. These class S share returns are not restated to reflect any expense differential between class S shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception of the newer class shares would have been lower.

Past Performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in gain or loss on sale.
Past performance cannot predict future investment returns. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares. Liberty Focus Fund Class A shares (newer class shares) performance includes returns of the fund's class S shares for periods prior to the July 31, 2000 inception of the newer class shares. These class S share returns are not restated to reflect any expense differential between class S shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception of the newer class shares would have been lower. The S&P 500 Index is an unmanaged group of stocks that differs from the composition of the fund and is not available for direct investment.


                          VALUE OF A $10,000 INVESTMENT
                                 6/26/98-3/31/02

[LINE CHART DATA]:

Liberty Focus Fund Class A

            Class A without   Class A with    S&P 500          Morningstar Large
            sales charge      sales charge    Index            Blend Category

6/98        $10,000.0          $9,425.0        $10,000.0         $10,000.0
              8,729.0           8,227.0          9,007.0           8,867.0
             10,328.0           9,734.0         10,923.0          10,678.0
             11,578.0          10,912.0         11,467.0          11,073.0
             12,367.0          11,656.0         12,273.0          11,817.0
             11,777.0          11,100.0         11,507.0          11,114.0
             14,251.0          13,432.0         13,218.0          12,848.0
             14,681.0          13,837.0         13,522.0          13,388.0
             14,398.0          13,570.0         13,162.0          13,015.0
             16,215.0          15,282.0         13,035.0          13,016.0
             13,584.0          12,803.0         12,016.0          11,996.0
             11,987.0          11,297.0         10,593.0          10,492.0
             12,217.0          11,514.0         11,212.0          11,045.0
              9,117.0           8,592.0          9,569.0           9,359.0
              9,977.0           9,404.0         10,592.0          10,378.0
3/02          9,808.0           9,245.0         10,621.0          10,349.0


--------------------------------------------------------------------------------

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

The above illustration assumes a $10,000 investment made on June 26, 1998. (Morningstar Large Blend Category and the S&P 500 Index began on 6/30/98), and includes reinvestment of income and capital gains distribution.

Liberty Focus Fund Class A is a class of Stein Roe Focus Fund (the "fund"), a series of Liberty-Stein Roe Funds Investment Trust. The fund also offers class S shares. Performance highlights for the fund's class S shares are presented in a separate semiannual report.

The fund's return is also compared to the average return of the funds included in the Morningstar Large Blend Category average (Morningstar Average). This Morningstar Average is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar does not warrant their information to be accurate, correct, complete or timely. They shall not be responsible for investment decisions, damages or other losses resulting from use of the averages. Morningstar, Inc. has not granted consent for it to be considered or deemed an "Expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar Average.

--------------------------------------------------------------------------------


                             TOP 10 EQUITY HOLDINGS
                                AS OF 3/31/02 (%)

        Wyeth                                                     6.6
        Safeway                                                   6.2
        Microsoft                                                 6.1
        Comcast                                                   6.0
        SouthTrust                                                6.0
        Viacom                                                    5.5
        Household International                                   5.0
        Baxter International                                      4.5
        Alcoa                                                     4.3
        Fiserv                                                    4.1

Holdings are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to hold these securities in the future.



--------------------------------------------------------------------------------
                    EQUITY PORTFOLIO HIGHLIGHTS AS OF 3/31/02
                                                                S&P 500
                                                  Portfolio      Index

  Number of Holdings                                  25          500
  Dollar Weighted Median Market
    Capitalization ($mil.)                        27,287       55,512



--------------------------------------------------------------------------------
                   ECONOMIC SECTOR BREAKDOWN AS OF 3/31/02 (%)

[BAR CHART DATA]:

Information technology              20.4
Health care                         17.8
Consumer discretionary              17.4
Financials                          15.0
Industrials                          6.3

Sector breakdowns are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain this breakdown in the future.


--------------------------------------------------------------------------------
                  PORTFOLIO ASSET ALLOCATION (% OF NET ASSETS)

[PIE CHART DATA]:

Equities                       96.8
Cash equivalents & other        3.2

INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

MARCH 31, 2002 (UNAUDITED)


COMMON STOCKS - 96.8%                                                                                   SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY - 17.4%
MEDIA - 17.4%
BROADCASTING & CABLE - 9.2%
Comcast Corp., Special Class A (a)...............................................................          75,000  $   2,385,000
EchoStar Communications Corp., Class A (a).......................................................          45,000      1,274,400
                                                                                                                   -------------
                                                                                                                       3,659,400
                                                                                                                   -------------
MOVIES & ENTERTAINMENT - 8.2%
AOL Time Warner, Inc. (a)........................................................................          45,000      1,064,250
Viacom, Inc., Class B (a)........................................................................          45,100      2,181,487
                                                                                                                   -------------
                                                                                                                       3,245,737
                                                                                                                   -------------
--------------------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES - 6.3%
FOOD & DRUG RETAILING - 6.3%
FOOD RETAIL - 6.3%
Safeway, Inc. (a)................................................................................          55,000      2,476,100
                                                                                                                   -------------
--------------------------------------------------------------------------------------------------------------------------------

ENERGY - 3.7%
OIL & GAS DRILLING - 3.7%
GlobalSantaFe Corp...............................................................................          45,000      1,471,500
                                                                                                                   -------------
--------------------------------------------------------------------------------------------------------------------------------

FINANCIALS - 15.0%
BANKS - 6.0%
SouthTrust Corp..................................................................................          90,000      2,376,000
                                                                                                                   -------------

DIVERSIFIED FINANCIALS - 9.0%
CONSUMER FINANCE - 5.0%
Household International, Inc.....................................................................          35,000      1,988,000
                                                                                                                   -------------
DIVERSIFIED FINANCIAL SERVICES - 4.0%
Fannie Mae.......................................................................................          20,000      1,597,600
                                                                                                                   -------------
--------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE - 17.8%
HEALTH CARE EQUIPMENT & SERVICES - 7.4%
HEALTH CARE EQUIPMENT - 7.4%
Baxter International, Inc........................................................................          30,000      1,785,600
Medtronic, Inc...................................................................................          25,000      1,130,250
                                                                                                                   -------------
                                                                                                                        2,915,85
                                                                                                                   -------------
PHARMACEUTICALS & BIOTECHNOLOGY - 10.4%
BIOTECHNOLOGY - 3.8%
Genentech, Inc. (a)..............................................................................          30,000      1,513,500
                                                                                                                   -------------

PHARMACEUTICALS - 6.6%
Wyeth ...........................................................................................          40,000      2,626,000
                                                                                                                   -------------
--------------------------------------------------------------------------------------------------------------------------------

INDUSTRIALS - 6.3%
COMMERCIAL SERVICES & SUPPLIES - 4.1%
DATA PROCESSING SERVICES - 4.1%
Fiserv, Inc. (a).................................................................................          35,000      1,609,650
                                                                                                                   -------------

TRANSPORTATION - 2.2%
AIRLINES - 2.2%
Southwest Airlines Co............................................................................          45,000        870,750
                                                                                                                   -------------
--------------------------------------------------------------------------------------------------------------------------------

See notes to investment portfolio.


INVESTMENT PORTFOLIO - CONTINUED
--------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED                                                                                SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
MATERIALS - 4.3%
METALS & MINING - 4.3%
ALUMINUM - 4.3%
Alcoa, Inc.......................................................................................          45,000  $   1,698,300
                                                                                                                   -------------
--------------------------------------------------------------------------------------------------------------------------------

INFORMATION TECHNOLOGY - 20.4%
SOFTWARE & SERVICES - 11.3%
APPLICATIONS SOFTWARE - 5.2%
BEA Systems, Inc. (a)............................................................................          45,000        616,950
Rational Software Corp. (a)......................................................................          90,000      1,424,700
                                                                                                                   -------------
                                                                                                                       2,041,650
                                                                                                                   -------------
SYSTEMS SOFTWARE - 6.1%
Microsoft Corp. (a)..............................................................................          40,000      2,412,400
                                                                                                                   -------------

TECHNOLOGY HARDWARE & EQUIPMENT - 9.1%
COMPUTER HARDWARE - 2.6%
Dell Computer Corp. (a)..........................................................................          40,000      1,044,400
                                                                                                                   -------------

COMPUTER STORAGE & PERIPHERALS - 2.8%
Network Appliance, Inc. (a)......................................................................          55,000      1,120,900
                                                                                                                   -------------

SEMICONDUCTORS - 3.7%
Maxim Integrated Products, Inc. (a)..............................................................          15,000        835,650
Transmeta Corp. (a)..............................................................................         167,000        647,960
                                                                                                                   -------------
                                                                                                                       1,483,610
                                                                                                                   -------------
--------------------------------------------------------------------------------------------------------------------------------

UTILITIES - 5.6%
ELECTRIC UTILITIES - 1.9%
Calpine Corp. (a)................................................................................          60,000        762,000
                                                                                                                   -------------

GAS UTILITIES - 3.7%
Kinder Morgan, Inc...............................................................................          30,000      1,452,900
                                                                                                                   -------------

TOTAL COMMON STOCKS
   (cost of $41,992,783).........................................................................                     38,366,247
                                                                                                                   -------------
--------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM OBLIGATION - 3.3%                                                                                  Par
--------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER - 3.3%
UBS Financial,
   1.850% 04/01/02(b)
   (cost of $1,305,000)..........................................................................     $ 1,305,000      1,305,000
                                                                                                                   -------------

TOTAL INVESTMENTS - 100.1%
   (cost of $43,297,783)(c)......................................................................                     39,671,247
                                                                                                                   -------------
--------------------------------------------------------------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES, NET - (0.1)%.........................................................                        (39,175)
                                                                                                                   -------------
NET ASSETS - 100.0%..............................................................................                  $  39,632,072
                                                                                                                   =============
--------------------------------------------------------------------------------------------------------------------------------

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a)  Non-income producing.
(b)  Rate represents yield at time of purchase
(c) Cost for both financial statement and federal income tax purposes is the same.

See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002 (UNAUDITED)

ASSETS:
Investments, at cost .......................................    $ 43,297,783
                                                                ------------
Investments, at value ......................................    $ 39,671,247
Cash .......................................................             404
Receivable for:
   Fund shares sold ........................................             997
   Dividends ...............................................          24,462
Deferred Trustees' compensation plan .......................             488
                                                                ------------
        Total Assets .......................................      39,697,598
                                                                ------------

LIABILITIES:
Payable for:
   Fund shares repurchased .................................          12,952
   Management fee ..........................................          25,236
   Administration fee ......................................           5,047
   Transfer agent fee ......................................           4,297
   Bookkeeping fee .........................................           2,470
   Trustees' fee ...........................................           1,040
Deferred Trustees' fee .....................................             488
Other liabilities ..........................................          13,996
                                                                ------------
        Total Liabilities ..................................          65,526
                                                                ------------
NET ASSETS .................................................    $ 39,632,072
                                                                ============

COMPOSITION OF NET ASSETS:
Paid-in capital ............................................    $ 52,998,664
Accumulated net investment loss ............................        (173,866)
Accumulated net realized loss ..............................      (9,566,190)
Net unrealized depreciation on investments .................      (3,626,536)
                                                                ------------
NET ASSETS .................................................    $ 39,632,072
                                                                ============

CLASS A:
Net assets .................................................    $        689
Shares outstanding .........................................              85
                                                                ------------
Net asset value and redemption price per share .............    $       8.10(a)
                                                                ============
Maximum offering price per share ($8.10/0.9425) ............    $       8.59(b)
                                                                ============

CLASS S:
Net assets .................................................    $ 39,631,383
Shares outstanding .........................................       4,876,685
                                                                ------------
Net asset value, redemption and offering price per share ...    $       8.13
                                                                ============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)  On sales of $50,000 or more the offering price is reduced.



See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)

INVESTMENT INCOME:
Dividends .....................................................   $   109,505
Interest ......................................................        20,350
                                                                  -----------
   Total Investment Income ....................................       129,855
                                                                  -----------

EXPENSES:
Management fee ................................................       154,218
Administration fee ............................................        30,844
Distribution fee--Class A .....................................            --(a)
Service fee--Class A ..........................................             1
Bookkeeping fee ...............................................         5,700
Transfer agent fee ............................................        66,964
Trustees' fee .................................................         3,953
Other expenses ................................................        41,865
                                                                  -----------
   Total Expenses .............................................       303,545
Fees waived by Distributor--Class A ...........................            --(a)
Custody earnings credit .......................................          (318)
                                                                  -----------
   Net Expenses ...............................................       303,227
                                                                  -----------
Net Investment Loss ...........................................      (173,372)
                                                                  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments ..............................    (4,947,311)
Net change in unrealized appreciation/depreciation
   on investments..............................................     8,178,257
                                                                  -----------
Net Gain ......................................................     3,230,946
                                                                  -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ....................   $ 3,057,574
                                                                  ===========

(a)  Rounds to less than $1.



See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS


                                                                                     (UNAUDITED)
                                                                                     SIX MONTHS
                                                                                          ENDED        YEAR ENDED
                                                                                      MARCH 31,     SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS:                                                         2002              2001
                                                                                   ------------      ------------
OPERATIONS:
Net investment loss ..........................................................     $   (173,372)     $   (365,353)
Net realized loss on investments .............................................       (4,947,311)       (3,462,654)
Net change in unrealized appreciation/depreciation on investments ............        8,178,257       (29,711,596)
                                                                                   ------------      ------------
   Net Increase (Decrease) from Operations ...................................        3,057,574       (33,539,603)
                                                                                   ------------      ------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized capital gains:
   Class A ...................................................................             --                (111)
   Class S ...................................................................             --          (8,005,498)
In excess of net realized capital gains:
   Class A ...................................................................             --                 (17)
   Class S ...................................................................             --          (1,194,524)
                                                                                   ------------      ------------
Total Distributions Declared to Shareholders .................................             --          (9,200,150)
                                                                                   ------------      ------------

SHARE TRANSACTIONS:
Class A:
   Distributions reinvested ..................................................             --                 128
                                                                                   ------------      ------------

Class S:
   Subscriptions .............................................................        3,317,015         7,818,707
   Distributions reinvested ..................................................             --           9,016,090
   Redemptions ...............................................................       (6,683,388)      (13,806,365)
                                                                                   ------------      ------------
     Net Increase (Decrease) .................................................       (3,366,373)        3,028,432
                                                                                   ------------      ------------

Net Increase (Decrease) from Share Transactions ..............................       (3,366,373)        3,028,560
                                                                                   ------------      ------------
Total Decrease in Net Assets .................................................         (308,799)      (39,711,193)

NET ASSETS:
Beginning of period ..........................................................       39,940,871        79,652,064
                                                                                   ------------      ------------
End of period (including accumulated net investment loss of $(173,866)
   and $(494), respectively) .................................................     $ 39,632,072      $ 39,940,871
                                                                                   ============      ============

CHANGES IN SHARES:
Class A:
   Issued for distributions reinvested .......................................             --                  11
                                                                                   ------------      ------------

Class S:
   Subscriptions .............................................................          409,835           667,902
   Issued for distributions reinvested .......................................             --             790,200
   Redemptions ...............................................................         (823,806)       (1,322,354)
                                                                                   ------------      ------------
     Net Increase (Decrease) .................................................         (413,971)          135,748
                                                                                   ------------      ------------



See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

MARCH 31, 2002 (UNAUDITED)



NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:
Stein Roe Focus Fund (the "Fund") is a series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), an open-end management investment company, which is registered under the Investment Company Act of 1940, and is organized as a Massachusetts business trust. The Fund may issue an unlimited number of shares. The Fund offers two classes of shares: Liberty Focus Fund Class A ("Class A") and Class S. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class S shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class S shares, as described in the Fund's prospectus. The financial highlights for Class S shares are presented in a separate semiannual report.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:
Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid price.

    Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

    Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.

    Security transactions are accounted for on the date the securities are purchased, sold or mature.

    Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:
All income, expenses (other than Class A service and distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

    The per share data was calculated using average shares outstanding during the period. Class A net investment income per share data reflects the service and distribution fees per share applicable to Class A shares.

    Class A's ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service and distribution fees applicable to Class A shares.

FEDERAL INCOME TAXES:
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

    Additionally, $4,239,295 of net capital losses attributable to security transactions, incurred after October 31, 2000, are treated as arising on October 1, 2001, the first day of the Fund's current taxable year.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders are recorded on the ex-date.

    The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

OTHER:
Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

--------------------------------------------------------------------------------

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:
Stein Roe & Farnham Incorporated (the "Advisor") is the investment advisor of the Fund and receives a monthly fee as follows:

                                                       ANNUAL
AVERAGE DAILY NET ASSETS                             FEE RATE
-------------------------------------------------------------
First $500 million                                      0.75%
Next $500 million                                       0.70%
Next $500 million                                       0.65%
Over $1.5 billion                                       0.60%

On November 1, 2001, Liberty Financial Companies, Inc., the former parent of the Advisor, completed the sale of its asset management business, including the Advisor, to a subsidiary of FleetBoston Financial Corporation. This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Fund. The Fund had obtained approval of a new investment advisory contract by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

ADMINISTRATION FEE:
The Advisor also provides accounting and other services for a monthly fee as follows:

                                                       ANNUAL
AVERAGE DAILY NET ASSETS                             FEE RATE
-------------------------------------------------------------
First $500 million                                     0.150%
Next $500 million                                      0.125%
Next $500 million                                      0.100%
Over $1.5 billion                                      0.075%

BOOKKEEPING FEE:
The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

    Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

TRANSFER AGENT FEE:
Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:
Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Advisor, is the Fund's principal underwriter. For the six months ended March 31, 2002, the Fund has been advised that the Distributor retained no net underwriting discounts on sales of the Fund's Class A shares.

    The Fund has adopted a 12b-1 plan (the "Plan") which requires it to pay the Distributor a monthly service fee equal to 0.25% annually of the average daily net assets as of the 20th of each month attributable to Class A shares. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10% annually of the average daily net assets attributable to Class A shares. The Distributor has voluntarily agreed, until further notice, to waive the Class A distribution fee.

    The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER:
The Fund pays no compensation to its officers, all of whom are employees of the Advisor or its affiliates.

    The Fund has an agreement with its custodian bank under which $318 of custody fees were reduced by balance credits for the six months ended March 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income producing asset if it had not entered into such an agreement.

--------------------------------------------------------------------------------


NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:
For the six months ended March 31, 2002, purchases and sales of investments, other than short-term obligations, were $12,051,455 and $15,812,274, respectively.

    Unrealized appreciation (depreciation) at March 31, 2002, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation.................    $ 4,156,991
Gross unrealized depreciation.................     (7,783,527)
                                                  -----------
    Net unrealized depreciation ..............    $(3,626,536)
                                                  ===========
OTHER:
The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------

NOTE 4. LINE OF CREDIT

The Trust and the SR&F Base Trust (collectively, the "Trusts") participate in an unsecured line of credit agreement provided by the custodian bank. The line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trusts. The borrowings available to the Trusts for the line of credit are $200 million. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to the Trusts and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by the Fund based on the relative asset size of the Fund to the Trusts as a whole. The commitment fee is included in "Other expenses" on the Statement of Operations. Because several investment companies participate, there is no assurance that an individual fund will have access to the entire line of credit at any particular time. For the six months ended March 31, 2002, the Fund had no borrowings under the agreement.

--------------------------------------------------------------------------------

NOTE 5. OTHER RELATED PARTY TRANSACTIONS

For the six months ended March 31, 2002, the Fund used AlphaTrade Inc., a wholly-owned subsidiary of Colonial Management Associates, Inc., an affiliate of the Advisor, as a broker. Total commissions paid to AlphaTrade Inc. during the period were $5,981.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

LIBERTY FOCUS FUND - CLASS A SHARES
Selected data for a share outstanding throughout each period is as follows:


                                                                                   (UNAUDITED)
                                                                                   SIX MONTHS
                                                                                        ENDED        YEAR ENDED     PERIOD ENDED
                                                                                    MARCH 31,     SEPTEMBER 30,    SEPTEMBER 30,
                                                                                         2002              2001             2000 (a)
                                                                                   ----------         ---------        ---------
NET ASSET VALUE, BEGINNING OF PERIOD.........................................      $     7.53         $   15.45        $   13.64
                                                                                   ----------         ---------        ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)......................................................           (0.04)            (0.10)           (0.01)
Net realized and unrealized gain (loss) on investments.......................            0.61             (6.07)            1.82
                                                                                   ----------         ---------        ---------
   Total from Investment Operations..........................................            0.57             (6.17)            1.81
                                                                                   ----------         ---------        ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains......................................................              --             (1.54)              --
In excess of net realized gains..............................................              --             (0.21)              --
                                                                                   ----------         ---------        ---------
   Total Distributions Declared to Shareholders..............................              --             (1.75)              --
                                                                                   ----------         ---------        ---------
NET ASSET VALUE, END OF PERIOD...............................................      $     8.10         $    7.53        $   15.45
                                                                                   ==========         =========        =========
Total return (c)(d)..........................................................           7.57%(e)       (43.77)%           13.27%(e)
                                                                                   ==========         =========        =========
RATIOS TO AVERAGE NET ASSETS:
Expenses (f).................................................................           1.73%(g)          1.73%            1.59%(g)
Net investment loss (f)......................................................         (1.09)% (g)       (0.85)%          (0.55)%(g)
Waiver/reimbursement.........................................................           0.10%(g)          0.10%            0.10%(g)
Portfolio turnover rate......................................................             31%(e)            56%              77%
Net assets, end of period (000's)............................................      $        1         $       1        $       1

(a) Class A shares were initially offered on July 31, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Distributor not waived expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g)  Annualized.

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

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


TRANSFER AGENT
--------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Focus Fund Class A is:

Liberty Funds Services, Inc.
PO Box 8081
Boston, MA  02266-8081


PLEASE MAKE A NOTE OF OUR NEW MAILING ADDRESS, EFFECTIVE IMMEDIATELY.

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Shareholder Services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Focus Fund Class A. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.


Semiannual Report:
Liberty Focus Fund Class A

LIBERTY FUNDS BELIEVES IN FINANCIAL CHOICE

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kid's education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.




LIBERTY BELIEVES IN PROFESSIONAL ADVICE

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.




LIBERTY FOCUS FUND CLASS A STEIN ROE FOCUS FUND
SEMIANNUAL REPORT, MARCH 31, 2002



[LOGO]:

LIBERTY FUNDS

A MEMBER OF COLUMBIA MANAGEMENT GROUP

(C) 2002 LIBERTY FUNDS DISTRIBUTOR, INC.
A MEMBER OF COLUMBIA MANAGEMENT GROUP
ONE FINANCIAL CENTER, BOSTON, MA  02111-2621




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